UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 7, 2005 (January 6, 2005)

OVERLAND STORAGE, INC.

(Exact name of registrant as specified in its charter)

California	000-22071	95-3535285
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4820 Overland Avenue, San Diego, California 92123
(Address of principal executive offices, including zip code)

(858) 571-5555
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition

On January 6, 2005, Overland Storage, Inc. (the “Company”) issued a press release lowering its previous revenue estimates for its second fiscal quarter ended December 31, 2004. The information contained in the press release is incorporated herein by reference and furnished as Exhibit 99.1.

The press release discloses that the Company anticipates earnings per diluted share for the quarter ended December 31, 2004, exclusive of charges related to the outsourcing of the Company’s manufacturing operations, to be in the range of $0.18 to $0.20.  This is a non-GAAP financial measure.  The Company is not currently able to provide a comparable estimate of earnings per diluted share on a GAAP basis, as the charges for the second fiscal quarter related to the outsourcing of manufacturing operations are not yet determinable.  The Company previously reported that it expects an aggregate of between $2.5 million and $3.0 million of pretax charges related to the outsourcing of manufacturing operations during fiscal year 2005.  As a result of the present unavailability of the amount of these charges for the second fiscal quarter, the Company believes that disclosure of anticipated earnings per share exclusive such charges is useful to investors.  The Company’s earnings per diluted share on a GAAP basis will be disclosed along with the report of full results for the second fiscal quarter on February 3, 2005.

The information in this report on Form 8-K contains forward-looking statements.  These forward-looking statements involve risks and uncertainties.  Factors that could affect the charges related to outsourcing of manufacturing include production problems, delays, unbudgeted expenses and inefficiencies that may result from the transition of manufacturing, and changes in tax laws or interpretations of those laws.  Factors that could affect other forward-looking statements made in this report are described in more detail in the attached press released in the second paragraph under the heading “About Overland Storage.”

The information in this Current Report on Form 8-K and Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01.              Financial Statements and Exhibits

(c)                                  Exhibits

99.1         Press release dated January 6, 2005.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

OVERLAND STORAGE, INC.

Date: January 7, 2005	/s/ Vernon A. LoForti
	By:	Vernon A. LoForti
Vice President & CFO